UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2005

Merck & Co., Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-3305	22-1109110
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Merck Drive, P.O. Box 100, Whitehouse Station, New Jersey		08889
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	908-423-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on Form 8-K, on October 25, 2005, the Compensation and Benefits Committee (the "Committee") of the Board of Directors of the Company decided to fully conform the Company’s employee Deferral Program (the "Program") to the requirements of the American Jobs Creation Act of 2004 ("AJCA"). As permitted by the proposed regulations published by the Internal Revenue Service on October 4, 2005 (the "Proposed Regulations") the Committee amended the Program to provide all participants an opportunity to cancel some or all of their prior deferral elections with regard to amounts subject to the AJCA and receive the amounts which have previously been deferred pursuant to such prior deferral elections by the end of 2005. On December 16, 2005, the Committee further amended the Program

• To provide that participants who retire or are separated due to a divestiture of a division or subsidiary of the Company, or as a result of a separation due to a reorganization, reduction in workforce, or elimination of the participant’s job, who elected to receive distributions "in the year of retirement" not be paid in 2006. Instead, such amounts will be delayed until 2007. This amendment permits affected participants to further delay distributions during 2006 pursuant to the transition rules in the Proposed Regulations.

• To pay dividend equivalents on distributions of Merck Common Stock during December 2005 rather than posting the dividend equivalents to accounts on January 3, 2006. Distributions of Merck Common stock associated with cancelled elections will occur after the ex-dividend date (November 30, 2005) but before the time dividend equivalents would normally be credited to deferred compensation accounts (January 3, 2006). This amendment avoids creating balances in Deferred Compensation Accounts associated with Merck Common stock that has already been distributed.

The foregoing summary of the amendment is qualified in its entirety by reference to the text of the amendment and restatement, a copy of which is filed as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 Merck & Co., Inc. Deferral Program (Amended and Restated as of December 15, 2005)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

December 22, 2005	By:	/s/ Debra A. Bollwage

Name: Debra A. Bollwage
Title: Senior Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Merck & Co., Inc. Deferral Program (Amended and Restated as of December 15, 2005)